UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2026

___________________________

CLOUDASTRUCTURE, INC.

(Exact name of registrant as specified in its charter)

___________________________

Delaware	001-42494	87-0690564
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 El Camino Real, Bldg 4, Ste 200
Palo Alto, California		94306
(Address of principal executive offices)		(Zip Code)

(650) 644-4160

Registrant’s telephone number, including area code:

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Exchange On Which Registered
Class A Common Stock	CSAI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 30, 2026, Cloudastructure, Inc., a Delaware corporation (the “Company”), entered into an Exchange Agreement (the “Exchange Agreement”) with Streeterville Capital, LLC, a Utah limited liability company (“Streeterville”), pursuant to which the Company issued a Promissory Note (the “Exchange Note”) in the original principal amount of $1,299,870 for 1,170 shares of Series 2 Convertible Preferred Stock held by Streeterville (the “Exchanged Shares”). This exchange was completed on June 30, 2026. Upon consummation of the exchange, the Exchanged Shares were surrendered by Streeterville and cancelled. No additional consideration was given by Streeterville in connection with the exchange. The exchange was effected in reliance on the exemption from registration under Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”).

The Exchange Note matures on July 30, 2027, thirteen (13) months from the issue date. The Exchange Note bears interest at a rate of 9.5% per annum, compounded daily on the basis of a 360-day year, and is unsecured. Beginning July 30, 2026, Streeterville has the right to redeem up to $108,332.50, plus any accrued and unpaid interest, per calendar month (the “Maximum Monthly Redemption Amount”). The Exchange Note also provides for limited redemptions in connection with certain trading price conditions. The Exchange Note contains customary trigger events, including, among others: (a) failure to pay amounts when due; (b) bankruptcy or insolvency events; (c) consummation of a Fundamental Transaction (as defined in the Exchange Note) without repayment of the Exchange Note; (d) failure to observe any covenant under the Exchange Note or the Exchange Agreement; (e) delisting of the Company’s Class A common stock from Nasdaq; and (f) the occurrence of a Series 2 Event of Default (as defined in the Exchange Note). Upon the occurrence of a Trigger Event, Streeterville may increase the outstanding balance of the Exchange Note by 10% on a one-time basis. If a Trigger Event is not cured within five (5) trading days of notice from Streeterville, it becomes an Event of Default, upon which Streeterville may accelerate the Exchange Note, and default interest accrues at 15% per annum. The Exchange Note may not be prepaid by the Company so long as Streeterville owns any shares of the Company’s Series 2 Convertible Preferred Stock (the “Series 2 Preferred”).

The foregoing description of the Exchange Agreement and Exchange Note is not complete and is qualified in its entirety by reference to the full text of the Exchange Agreement and Exchange Note, which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated in this Item 1.01 by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information regarding the Exchange Note set forth under Item 1.01 of this Current Report on Form 8-K is incorporated here by reference.

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Item 3.03	Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 below is incorporated here by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 29, 2026, the Company filed the Amended and Restated Certificate of Designations of Preferences and Rights of Series 2 Convertible Preferred Stock (the “Amended Series 2 Certificate of Designations”) with the Secretary of State of the State of Delaware, which amends and restates the original certificate of designations for the Series 2 Preferred shares in its entirety. The changes effected by the Amended Series 2 Certificate of Designations are intended to cause the Series 2 Shares to be classified as equity under U.S. generally accepted accounting principles. The Amended Series 2 Certificate of Designations provides for conversion of shares of the Series 2 Preferred into shares of the Company’s Class A common stock at a fixed conversion price of $0.40 per share, with full-ratchet anti-dilution. The “Deemed Liquidation Event” concept has been eliminated, and no merger, consolidation, or sale of substantially all assets will trigger the right of a holder of Series 2 Preferred shares to receive the liquidation amount for the shares of Series 2 Preferred. In any such transaction where the Company is not the surviving entity, each share of Series 2 Preferred will instead be converted into preferred equity of the surviving entity with substantially equivalent rights. In addition, the holder-initiated forced redemption right upon an event of default has been eliminated, such that holder remedies upon default are now limited to the automatic 10% increase in the stated value of the Series 2 Preferred shares, equitable remedies, and injunctive relief.

The foregoing description of the Amended Series 2 Certificate of Designations is not complete and is qualified in its entirety by reference to the full text of the Amended Series 2 Certificate of Designations, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated in this Item 1.01 by reference.

Item 9.01	Financial Statements, Pro Forma Financial Information, and Exhibits.

(d)       Exhibits

3.1	Amended and Restated Certificate of Designations of Preferences and Rights of Series 2 Convertible Preferred Stock, as filed with the State of Delaware on June 29, 2026
10.1	Exchange Agreement between Cloudastructure, Inc. and Streeterville Capital, LLC dated June 30, 2026
10.2	Promissory Note issued by Cloudastructure, Inc. to Streeterville Capital, LLC dated June 30, 2026
104	Cover Page Interactive File (the cover page XBRL tags are embedded in the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 6, 2026

CLOUDASTRUCTURE, INC.

By:	/s/ Greg Smitherman
Greg Smitherman
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)

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